UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2014

Date of reporting period:	January 1, 2014 — June 30, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|14

Semiannual report

Putnam VT
High Yield Fund

Putnam
INVESTMENTS

Message from the Trustees

Dear Shareholder:

After pulling back at the start of the year, equity markets resumed their steady advance through the halfway mark of 2014. In June, the S&P 500 Index posted its fifth consecutive month of gains. The bond market has also generated solid positive results across many sectors this year.

Underpinning these stable returns is growing evidence of an economy on the mend, including a strengthening jobs market, and accelerating consumer spending and business investment. Corporations are participating in this improvement, as reflected in stronger-than-expected earnings growth and heightened merger-and-acquisition activity.

One notable characteristic of this market environment is its historically low level of volatility —a relative calm that experience indicates does not last forever. As we move into the second half of the year, we also note that a range of geopolitical uncertainties could push risk levels higher. That said, Putnam offers a wide range of strategies for all market conditions, including portfolios designed for periods of higher market volatility.

As always, thank you for investing with Putnam.

Performance summary (as of 6/30/14)

Investment objective

High current income, with a secondary objective of capital growth when consistent with achieving high current income

Net asset value June 30, 2014

Class IA: $7.04	Class IB: $6.98

Total return at net asset value

			JPMorgan Developed
(as of 6/30/14)	Class IA shares*	Class IB shares†	High Yield Index‡

6 months	5.20%	5.02%	5.76%

1 year	11.79	11.48	12.60

5 years	84.66	82.64	98.98
Annualized	13.05	12.80	14.75

10 years	121.23	115.72	141.41
Annualized	8.26	7.99	9.21

Life	691.64	652.43	—
Annualized	8.15	7.94	—

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

‡ The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class IA shares.

The JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Credit quality

A	0.4%

Baa	2.8%

Ba	26.3%

B	44.6%

Caa or below	18.1%

Not rated	4.1%

Cash and net other assets	3.7%

Credit qualities are shown as a percentage of the fund’s net assets. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

Putnam VT High Yield Fund 1

Report from your fund’s manager

What was the environment like for high-yield bonds during the six months ended June 30, 2014?

Overall, it was a favorable environment for taking credit risk, but there were periods of volatility. As the period began, the Federal Reserve started reducing its stimulative bond-buying program. With that process under way, lackluster economic data, coupled with concern about emerging-market [EM] currencies, caused investors to assume a more risk-averse posture. Asset flows shifted toward the relative safety of U.S. Treasuries, pushing the yield on the 10-year note down to 2.65%, its lowest level since mid-November. By February, however, with EM stress abating, market participants were encouraged by the resiliency of U.S. stocks as well as lower Treasury yields. The capital markets were also buoyed by investors largely dismissing weak economic data as a function of severe weather affecting some of the country’s most densely populated regions.

The economy rebounded in the second quarter with U.S. gross domestic product growing in a range of 2.5% to 3.0%. Within this environment, corporate earnings continued to expand and we began to see early signs of improving revenue growth. Stocks, as measured by the S&P 500 Index, reached record highs while price volatility was generally low. Intermediate and long-term U.S. Treasury yields continued to decline, partly as a result of global demand for longer-maturity bonds. Demand also received a boost in June when the European Central Bank implemented a negative deposit rate of –0.10% in the hope of stimulating bank lending to help stave off deflation and bolster eurozone economic growth.

Against this backdrop, yield-seeking investors continued to put money to work in high-yield bonds. High-yield mutual funds reported $7.1 billion of net new inflows, compared with outflows of $4.7 billion in 2013. On the supply side, high-yield new-issue volume totaled $209.5 billion, compared with $219.7 billion for the same period in 2013 and a record $399 billion for the full year 2013. Refinancing accounted for 60% of new-issue volume, followed by mergers and acquisitions at about 21%. By credit rating, higher-quality Ba-rated securities outpaced lower-quality B-rated and Caa-rated bonds. From an industry perspective, utilities, diversified media, and telecommunications were the best performers, while consumer products, gaming/lodging/leisure, and metals and mining were the worst performers.

Let’s talk about your portfolio positioning. Which strategies had the biggest influence on the fund’s relative performance during the period?

At the sector/industry level, overweights in financials and telecommunications helped the fund’s relative return. Conversely, adverse positioning in health care and metals/mining, along with an underweight in transportation, hampered the fund’s performance versus the benchmark. Additionally, having lighter-than-benchmark exposure to higher-quality bonds worked against the fund’s relative result.

In terms of individual holdings, top contributors included overweights in global payments processing company First Data, German banking and financial services provider Commerzbank, and independent energy exploration and production company Kodiak Oil & Gas. On the downside, underweighting several strong-performing index components hampered relative performance. These included automaker General Motors and municipal bond insurer Ambac Financial Group, the latter of which was sold during the period. Our position in cosmetics maker Elizabeth Arden also detracted.

What is your outlook for the coming months, and how are you positioning the fund?

We believe the fundamental environment for high-yield bonds and bank loans remains solid: The U.S. economy is still in mid-cycle expansion and recent data suggest that it could strengthen during 2014’s second half, high-yield issuers appear to be in reasonably good financial shape, and we believe the default rate is likely to remain below the long-term average for an extended period of time.

High-yield credit spreads — the yield advantage offered over Treasuries — compressed modestly during the period, and at period-end were below the historical average level but still above the all-time low. As a result, we have a neutral view of high-yield valuation. That said, absent an external shock to the system, we believe the high-yield asset class may continue generating coupon-like returns in the months ahead.

As for portfolio positioning, we increased the fund’s allocation to Ba-rated bonds while reducing its exposure to Caa-rated securities. We are also maintaining an ample cash cushion. Lastly, given the relative underperformance of bank loans compared with high-yield bonds, particularly during the second quarter, we felt loan valuations had become more attractive, so we increased the fund’s loan holdings in May and June.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to

2 Putnam VT High Yield Fund

terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. You can lose money by investing in the fund.

Your fund’s managers

Portfolio Manager Paul D. Scanlon, CFA, is a Co-Head of Fixed Income at Putnam. He joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT High Yield Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2014, to June 30, 2014. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/14		for the 6 months ended 6/30/14

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$3.71	$4.98	$3.66	$4.91

Ending value
(after expenses)	$1,052.00	$1,050.20	$1,021.17	$1,019.93

Annualized
expense ratio	0.73%	0.98%	0.73%	0.98%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/14. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4 Putnam VT High Yield Fund

The fund’s portfolio 6/30/14 (Unaudited)

CORPORATE BONDS AND NOTES (84.8%)*	Principal amount	Value

Advertising and marketing services (0.4%)
CBS Outdoor Americas Capital, LLC/CBS Outdoor
Americas Capital Corp. 144A company
guaranty sr. unsec. notes 5 5/8s, 2024	$930,000	$962,550

Lamar Media Corp. company
guaranty sr. sub. notes 5 7/8s, 2022	485,000	519,556

Lamar Media Corp. 144A company
guaranty sr. unsec. notes 5 3/8s, 2024	255,000	263,925

		1,746,031
Automotive (1.1%)
Chrysler Group, LLC/CG Co-Issuer, Inc. company
guaranty notes 8 1/4s, 2021	555,000	627,150

Chrysler Group, LLC/CG Co-Issuer, Inc. company
guaranty notes 8s, 2019	265,000	287,856

Dana Holding Corp. sr. unsec. unsub. notes 6s, 2023	1,090,000	1,155,400

Motors Liquidation Co. escrow notes 8 1/4s, 2023	820,000	12,300

Motors Liquidation Co. escrow sr. unsec.
unsub. notes 8 3/8s, 2033	765,000	11,475

Navistar International Corp. sr. notes 8 1/4s, 2021	1,031,000	1,079,972

Schaeffl er Finance BV 144A company
guaranty sr. notes 7 3/4s, 2017 (Netherlands)	260,000	293,150

Schaeffl er Finance BV 144A company
guaranty sr. notes 4 1/4s, 2021 (Netherlands)	380,000	380,000

Schaeffl er Finance BV 144A sr. notes 4 3/4s, 2021
(Netherlands)	400,000	412,000

TRW Automotive, Inc. 144A company
guaranty sr. unsec. notes 4 1/2s, 2021	180,000	189,000

		4,448,303
Basic materials (7.2%)
Ainsworth Lumber Co., Ltd. 144A sr. notes 7 1/2s,
2017 (Canada)	225,000	236,813

ArcelorMittal SA sr. unsec. bonds 10.35s, 2019
(France)	1,420,000	1,817,600

ArcelorMittal SA sr. unsec. unsub. notes 7 1/2s,
2039 (France)	270,000	297,000

Boise Cascade Co. company guaranty sr. unsec.
notes 6 3/8s, 2020	850,000	913,750

Celanese US Holdings, LLC company guaranty
sr. unsec. unsub. notes 4 5/8s, 2022 (Germany)	395,000	395,988

Celanese US Holdings, LLC sr. notes 5 7/8s,
2021 (Germany)	1,145,000	1,262,362

Cemex Finance, LLC 144A company
guaranty sr. notes 9 3/8s, 2022 (Mexico)	425,000	499,906

Cemex Finance, LLC 144A company
guaranty sr. notes 6s, 2024 (Mexico)	775,000	806,968

Cemex SAB de CV 144A company
guaranty sr. notes 7 1/4s, 2021 (Mexico)	475,000	522,500

Cemex SAB de CV 144A company
guaranty sr. notes 6 1/2s, 2019 (Mexico)	595,000	637,394

Cemex SAB de CV 144A company
guaranty sr. notes 5 7/8s, 2019 (Mexico)	525,000	548,625

Compass Minerals International, Inc. 144A company
guaranty sr. unsec. notes 4 7/8s, 2024	280,000	280,000

Coveris Holdings SA 144A company guaranty
sr. unsec. notes 7 7/8s, 2019 (Luxembourg)	335,000	358,868

CPG Merger Sub, LLC 144A company
guaranty sr. unsec. unsub. notes 8s, 2021	610,000	643,550

Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s,
2020 (Canada)	220,000	222,376

Ferro Corp. sr. unsec. notes 7 7/8s, 2018	295,000	308,275

CORPORATE BONDS AND NOTES (84.8%)* cont.	Principal amount		Value

Basic materials cont.
First Quantum Minerals, Ltd. 144A company
guaranty sr. unsec. notes 7 1/4s, 2022 (Canada)		$290,000	$302,325

First Quantum Minerals, Ltd. 144A company
guaranty sr. unsec. notes 7s, 2021 (Canada)		700,000	720,124

First Quantum Minerals, Ltd. 144A company
guaranty sr. unsec. notes 6 3/4s, 2020 (Canada)		200,000	206,000

FMG Resources August 2006 Pty, Ltd. 144A
sr. notes 8 1/4s, 2019 (Australia)		370,000	402,838

FMG Resources August 2006 Pty, Ltd. 144A
sr. notes 6 7/8s, 2018 (Australia)		510,000	534,225

FMG Resources August 2006 Pty, Ltd. 144A
sr. unsec. notes 6 7/8s, 2022 (Australia)		45,000	48,263

HD Supply, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2020		790,000	863,075

HD Supply, Inc. company guaranty sr. unsec.
unsub. notes 11 1/2s, 2020		430,000	517,075

Hexion U.S. Finance Corp. company
guaranty sr. notes 6 5/8s, 2020		135,000	143,100

Hexion U.S. Finance Corp./Hexion Nova Scotia
Finance, ULC company guaranty notes 9s, 2020		205,000	209,100

Hexion U.S. Finance Corp./Hexion Nova Scotia
Finance, ULC company guaranty sr. notes 8 7/8s, 2018		950,000	988,000

Huntsman International, LLC company
guaranty sr. unsec. sub. notes 8 5/8s, 2021		775,000	856,375

Huntsman International, LLC company
guaranty sr. unsec. sub. notes 8 5/8s, 2020		250,000	270,625

Huntsman International, LLC company
guaranty sr. unsec. unsub. notes 4 7/8s, 2020		750,000	776,250

Huntsman International, LLC 144A company
guaranty sr. unsec. notes 5 1/8s, 2021	EUR	135,000	197,435

IAMGOLD Corp. 144A company guaranty sr.
unsec. notes 6 3/4s, 2020 (Canada)		$165,000	152,625

Ineos Finance PLC 144A company
guaranty sr. notes 8 3/8s, 2019 (United Kingdom)		255,000	278,588

INEOS Group Holdings SA 144A company
guaranty sr. unsec. notes 6 1/8s, 2018
(Luxembourg)		720,000	743,400

INEOS Group Holdings SA 144A company
guaranty sr. unsec. notes 5 7/8s, 2019
(Luxembourg)		415,000	425,375

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019		960,000	1,093,200

Louisiana-Pacific Corp. company
guaranty sr. unsec. unsub. notes 7 1/2s, 2020		360,000	396,000

Momentive Performance Materials, Inc. company
guaranty sr. notes 8 7/8s, 2020		565,000	605,963

New Gold, Inc. 144A company guaranty sr. unsec.
unsub. notes 7s, 2020 (Canada)		420,000	448,874

New Gold, Inc. 144A sr. unsec. notes 6 1/4s,
2022 (Canada)		380,000	393,604

Novelis, Inc. company guaranty sr. unsec.
notes 8 3/4s, 2020		425,000	471,750

Perstorp Holding AB 144A company
guaranty sr. notes 8 3/4s, 2017 (Sweden)		630,000	675,674

PQ Corp. 144A sr. notes 8 3/4s, 2018		785,000	849,763

Roofing Supply Group, LLC/Roofing Supply
Finance, Inc. 144A company guaranty sr. unsec.
notes 10s, 2020		200,000	213,000

Ryerson, Inc./Joseph T Ryerson & Son, Inc.
company guaranty sr. notes 9s, 2017		300,000	321,000

Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020		575,000	646,875

Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023		490,000	499,800

Putnam VT High Yield Fund 5

CORPORATE BONDS AND NOTES (84.8%)* cont.	Principal amount	Value

Basic materials cont.
Smurfit Kappa Acquisitions 144A company
guaranty sr. notes 4 7/8s, 2018 (Ireland)	$265,000	$279,122

Smurfit Kappa Treasury Funding, Ltd. company
guaranty sr. unsub. notes 7 1/2s, 2025 (Ireland)	355,000	408,250

Steel Dynamics, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2020	185,000	198,181

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 6 3/8s, 2022	115,000	125,063

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 6 1/8s, 2019	155,000	168,563

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 5 1/4s, 2023	75,000	77,625

Taminco Global Chemical Corp. 144A
sr. notes 9 3/4s, 2020 (Belgium)	890,000	994,574

TMS International Corp. 144A company
guaranty sr. unsec. notes 7 5/8s, 2021	205,000	218,325

TPC Group, Inc. 144A company
guaranty sr. notes 8 3/4s, 2020	295,000	326,713

Tronox Finance, LLC company guaranty sr. unsec.
unsub. notes 6 3/8s, 2020	220,000	227,150

USG Corp. 144A company guaranty sr. unsec.
notes 5 7/8s, 2021	125,000	132,813

Weekley Homes, LLC/Weekley Finance Corp.
sr. unsec. bonds 6s, 2023	870,000	870,000

		29,028,655
Broadcasting (2.5%)
Clear Channel Communications, Inc. company
guaranty sr. notes 9s, 2019	1,585,000	1,690,005

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. notes 7 5/8s, 2020	635,000	685,800

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2022	1,105,000	1,190,637

Cumulus Media Holdings, Inc. company
guaranty sr. unsec. unsub. notes 7 3/4s, 2019	570,000	600,638

Entercom Radio, LLC company guaranty sr. unsec.
sub. notes 10 1/2s, 2019	585,000	669,824

Gray Television, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2020	835,000	899,713

LIN Television Corp. company guaranty sr. unsec.
notes 6 3/8s, 2021	255,000	268,388

Nexstar Broadcasting, Inc. company
guaranty sr. unsec. unsub. notes 6 7/8s, 2020	530,000	571,075

Sinclair Television Group, Inc. company
guaranty sr. unsec. notes 6 3/8s, 2021	595,000	632,931

Sinclair Television Group, Inc. company
guaranty sr. unsec. notes 5 3/8s, 2021	90,000	90,563

Sinclair Television Group, Inc. sr. unsec.
notes 6 1/8s, 2022	135,000	141,075

Sirius XM Radio, Inc. 144A company
guaranty sr. unsec. notes 6s, 2024	575,000	598,000

Sirius XM Radio, Inc. 144A sr. unsec.
bonds 5 7/8s, 2020	840,000	888,300

Townsquare Radio, LLC/Townsquare Radio, Inc. 144A
company guaranty sr. unsec. notes 9s, 2019	385,000	426,388

Univision Communications, Inc. 144A company
guaranty sr. unsec. notes 8 1/2s, 2021	490,000	543,288

Univision Communications, Inc. 144A
sr. notes 7 7/8s, 2020	245,000	269,500

		10,166,125

CORPORATE BONDS AND NOTES (84.8%)* cont.	Principal amount		Value

Building materials (1.1%)
Building Materials Corp. of America 144A company
guaranty sr. notes 7 1/2s, 2020		$150,000	$159,750

Building Materials Corp. of America 144A company
guaranty sr. notes 7s, 2020		700,000	742,000

Building Materials Corp. of America 144A
sr. unsec. notes 6 3/4s, 2021		275,000	296,313

Jeld-Wen, Inc. 144A sr. notes 12 1/4s, 2017		290,000	313,200

Masonite International Corp. 144A company
guaranty sr. notes 8 1/4s, 2021		895,000	975,550

Nortek, Inc. company guaranty sr. unsec.
notes 10s, 2018		930,000	1,002,074

Nortek, Inc. company guaranty sr. unsec.
notes 8 1/2s, 2021		560,000	618,800

Owens Corning company guaranty sr. unsec.
notes 9s, 2019		181,000	227,595

			4,335,282
Cable television (3.3%)
Adelphia Communications Corp. escrow
bonds zero %, 2015		755,000	5,285

Adelphia Communications Corp. escrow
bonds zero %, 2014		80,000	560

Adelphia Communications Corp. escrow
bonds zero %, 2014		130,000	910

Adelphia Communications Corp. escrow
bonds zero %, 2014		290,000	2,030

Cablevision Systems Corp. sr. unsec.
unsub. notes 8 5/8s, 2017		500,000	581,874

Cablevision Systems Corp. sr. unsec.
unsub. notes 8s, 2020		75,000	85,172

Cablevision Systems Corp. sr. unsec.
unsub. notes 7 3/4s, 2018		235,000	265,550

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. notes 6 1/2s, 2021		935,000	995,775

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. notes 5 1/4s, 2022		540,000	550,800

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. unsub. bonds 5 1/8s, 2023		910,000	917,963

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. unsub. notes 7 3/8s, 2020		430,000	469,238

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. unsub. notes 6 5/8s, 2022		235,000	252,625

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsub. notes 7s, 2019		450,000	474,188

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021		350,000	386,750

CSC Holdings, LLC 144A sr. unsec. notes 5 1/4s, 2024		520,000	511,550

DISH DBS Corp. company guaranty sr. unsec.
notes 7 7/8s, 2019		550,000	653,125

DISH DBS Corp. company guaranty sr. unsec.
notes 6 3/4s, 2021		360,000	410,400

Lynx II Corp. 144A sr. unsec. notes 6 3/8s, 2023
(United Kingdom)		285,000	309,581

Mediacom, LLC/Mediacom Capital Corp. sr. unsec.
unsub. notes 7 1/4s, 2022		620,000	675,800

Numericable Group SA 144A sr. bonds 6 1/4s,
2024 (France)		400,000	417,500

Numericable Group SA 144A sr. bonds 5 5/8s,
2024 (France)	EUR	110,000	160,790

Numericable Group SA 144A sr. notes 6s,
2022 (France)		$1,120,000	1,165,080

Quebecor Media, Inc. sr. unsec.
unsub. notes 5 3/4s, 2023 (Canada)		680,000	698,700

6 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (84.8%)* cont.	Principal amount	Value

Cable television cont.
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW
GmbH 144A company guaranty sr. notes 7 1/2s,
2019 (Germany)	$395,000	$422,176

Videotron, Ltd. company guaranty sr. unsec.
unsub. notes 5s, 2022 (Canada)	1,160,000	1,191,900

Virgin Media Secured Finance PLC 144A
sr. notes 5 3/8s, 2021 (United Kingdom)	285,000	299,250

WideOpenWest Finance, LLC/WideOpenWest
Capital Corp. company guaranty sr. unsec.
notes 10 1/4s, 2019	1,175,000	1,320,405

		13,224,977
Capital goods (5.2%)
ADS Waste Holdings, Inc. company
guaranty sr. unsec. notes 8 1/4s, 2020	1,627,000	1,753,092

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2019	1,485,000	1,711,462

Ardagh Finance Holdings SA 144A sr. unsec.
notes 8 5/8s, 2019 (Luxembourg) ‡‡	430,000	442,900

B/E Aerospace, Inc. sr. unsec.
unsub. notes 5 1/4s, 2022	235,000	255,856

Belden, Inc. 144A company guaranty sr. unsec.
sub. notes 5 1/4s, 2024	335,000	337,513

Berry Plastics Corp. company
guaranty notes 5 1/2s, 2022	325,000	326,828

Berry Plastics Corp. company
guaranty unsub. notes 9 3/4s, 2021	300,000	342,000

BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019	550,000	587,124

BOE Merger Corp. 144A sr. unsec. notes 9 1/2s,
2017 ‡‡	735,000	775,425

Bombardier, Inc. 144A sr. notes 6 1/8s, 2023
(Canada)	180,000	185,400

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s,
2020 (Canada)	360,000	405,900

Briggs & Stratton Corp. company
guaranty sr. unsec. notes 6 7/8s, 2020	875,000	977,813

Crown Americas, LLC/Crown Americas Capital Corp.
IV company guaranty sr. unsec. notes 4 1/2s, 2023	445,000	433,430

Exide Technologies sr. notes 8 5/8s,
2018 (In default) †	125,000	75,000

Gates Global LLC/Gates Global Co. 144A sr. unsec.
notes 6s, 2022	555,000	555,000

Gestamp Funding Luxembourg SA 144A
sr. notes 5 5/8s, 2020 (Luxembourg)	405,000	423,225

Legrand France SA sr. unsec. unsub. debs 8 1/2s,
2025 (France)	1,100,000	1,529,823

Manitowoc Co., Inc. (The) company
guaranty sr. unsec. notes 5 7/8s, 2022	670,000	730,300

MasTec, Inc. company guaranty sr. unsec.
unsub. notes 4 7/8s, 2023	1,060,000	1,044,100

Oshkosh Corp. company guaranty sr. unsec.
notes 5 3/8s, 2022	390,000	401,700

Pittsburgh Glass Works, LLC 144A company
guaranty sr. notes 8s, 2018	645,000	701,438

Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu company
guaranty sr. notes 7 7/8s, 2019	250,000	271,874

Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu company
guaranty sr. notes 5 3/4s, 2020	825,000	870,374

Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu company
guaranty sr. unsec. unsub. notes 9 7/8s, 2019	845,000	935,837

CORPORATE BONDS AND NOTES (84.8%)* cont.	Principal amount	Value

Capital goods cont.
Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu company
guaranty sr. unsec. unsub. notes 8 1/4s, 2021
(New Zealand)	$670,000	$728,624

Schaeffl er Holding Finance BV 144A company
guaranty sr. notes 6 7/8s, 2018 (Netherlands) ‡‡	645,000	679,669

Tenneco, Inc. company
guaranty sr. unsub. notes 6 7/8s, 2020	365,000	397,394

Terex Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2020	160,000	173,680

Terex Corp. company guaranty sr. unsec.
unsub. notes 6s, 2021	960,000	1,034,400

TransDigm, Inc. company guaranty sr. unsec.
sub. notes 7 1/2s, 2021	530,000	586,975

TransDigm, Inc. company guaranty sr. unsec.
sub. notes 5 1/2s, 2020	385,000	391,314

TransDigm, Inc. 144A sr. unsec.
sub. notes 6 1/2s, 2024	360,000	374,850

Vander Intermediate Holding II Corp. 144A
sr. unsec. notes 9 3/4s, 2019 ‡‡	340,000	362,100

		20,802,420
Coal (0.7%)
Alpha Natural Resources, Inc. company
guaranty sr. unsec. notes 6 1/4s, 2021	550,000	390,500

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2020	1,270,000	1,374,774

CONSOL Energy, Inc. 144A company
guaranty sr. unsec. notes 5 7/8s, 2022	460,000	481,850

Peabody Energy Corp. company guaranty sr. unsec.
notes 7 3/8s, 2016	95,000	104,381

Peabody Energy Corp. company guaranty sr. unsec.
unsub. notes 6s, 2018	380,000	396,150

		2,747,655
Commercial and consumer services (2.0%)
Ceridian HCM Holding, Inc. 144A sr. unsec.
notes 11s, 2021	1,100,000	1,270,500

Ceridian, LLC company guaranty sr. unsec.
notes 12 1/4s, 2015 ‡‡	99,300	99,399

Ceridian, LLC sr. unsec. notes 11 1/4s, 2015	765,000	765,765

Ceridian, LLC 144A sr. notes 8 7/8s, 2019	330,000	372,075

Ceridian, LLC/Comdata, Inc. 144A company
guaranty sr. unsec. unsub. notes 8 1/8s, 2017	205,000	206,025

DH Services Luxembourg Sarl 144A company
guaranty sr. unsec. notes 7 3/4s, 2020
(Luxembourg)	630,000	675,675

Garda World Security Corp. 144A company
guaranty sr. unsec. unsub. notes 7 1/4s, 2021
(Canada)	880,000	925,056

Igloo Holdings Corp. 144A sr. unsec.
unsub. notes 8 1/4s, 2017 ‡‡	885,000	902,700

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 5 3/4s, 2023	880,000	947,100

Sabre Holdings Corp. sr. unsec.
unsub. notes 8.35s, 2016	630,000	696,938

Sabre, Inc. 144A sr. notes 8 1/2s, 2019	420,000	465,150

Travelport, LLC company guaranty sr. unsec.
sub. notes 11 7/8s, 2016	495,000	504,900

Travelport, LLC/Travelport Holdings, Inc. 144A
company guaranty sr. unsec.
unsub. notes 13 7/8s, 2016 ‡‡	406,416	418,608

		8,249,891

Putnam VT High Yield Fund 7

CORPORATE BONDS AND NOTES (84.8%)* cont.	Principal amount	Value

Consumer (0.3%)
Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018	$400,000	$412,500

Spectrum Brands, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2022	35,000	37,888

Spectrum Brands, Inc. company guaranty sr. unsec.
notes 6 3/8s, 2020	45,000	48,375

Spectrum Brands, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2020	615,000	659,588

		1,158,351
Consumer staples (5.4%)
Ashtead Capital, Inc. 144A company
guaranty sr. notes 6 1/2s, 2022	1,380,000	1,507,650

Avis Budget Car Rental, LLC/Avis Budget
Finance, Inc. company guaranty sr. unsec.
unsub. notes 9 3/4s, 2020	225,000	255,094

Avis Budget Car Rental, LLC/Avis Budget
Finance, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2023	645,000	659,513

Avis Budget Car Rental, LLC/Avis Budget
Finance, Inc. 144A company guaranty sr. unsec.
unsub. notes 5 1/8s, 2022	275,000	275,344

B&G Foods, Inc. company guaranty sr. unsec.
notes 4 5/8s, 2021	365,000	364,088

Barry Callebaut Services NV 144A company
guaranty sr. unsec. notes 5 1/2s, 2023 (Belgium)	220,000	232,470

Burger King Corp. company guaranty sr. unsec.
notes 9 7/8s, 2018	545,000	584,513

CEC Entertainment, Inc. 144A sr. unsec. notes 8s, 2022	330,000	341,550

Constellation Brands, Inc. company
guaranty sr. unsec. notes 4 1/4s, 2023	580,000	579,275

Constellation Brands, Inc. company
guaranty sr. unsec. unsub. notes 7 1/4s, 2016	665,000	741,475

Constellation Brands, Inc. company
guaranty sr. unsec. unsub. notes 6s, 2022	335,000	376,038

Corrections Corp. of America company
guaranty sr. unsec. notes 4 5/8s, 2023 R	705,000	690,900

Corrections Corp. of America company
guaranty sr. unsec. notes 4 1/8s, 2020 R	145,000	143,913

Dave & Buster’s, Inc. company guaranty sr. unsec.
unsub. notes 11s, 2018	900,000	951,750

Dean Foods Co. company guaranty sr. unsec.
unsub. notes 7s, 2016	530,000	579,025

DineEquity, Inc. company guaranty sr. unsec.
notes 9 1/2s, 2018	1,295,000	1,387,592

Elizabeth Arden, Inc. sr. unsec.
unsub. notes 7 3/8s, 2021	1,290,000	1,364,174

ESAL GmbH 144A company guaranty sr. unsec.
notes 6 1/4s, 2023 (Brazil)	490,000	479,220

Hertz Corp. (The) company guaranty sr. unsec.
notes 7 1/2s, 2018	295,000	309,013

Hertz Corp. (The) company guaranty sr. unsec.
notes 6 1/4s, 2022	680,000	719,950

Hertz Corp. (The) company guaranty sr. unsec.
notes 5 7/8s, 2020	310,000	323,950

HJ Heinz Co. company guaranty notes 4 1/4s, 2020	820,000	825,125

JBS USA, LLC/JBS USA Finance, Inc. 144A
sr. unsec. notes 7 1/4s, 2021 (Brazil)	890,000	956,750

JBS USA, LLC/JBS USA Finance, Inc. 144A
sr. unsec. notes 7 1/4s, 2021 (Brazil)	190,000	203,775

Landry’s Holdings II, Inc. 144A sr. unsec.
notes 10 1/4s, 2018	205,000	217,300

Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020	790,000	869,000

Prestige Brands, Inc. 144A sr. unsec.
notes 5 3/8s, 2021	535,000	547,038

CORPORATE BONDS AND NOTES (84.8%)* cont.	Principal amount	Value

Consumer staples cont.
Revlon Consumer Products Corp. company
guaranty sr. unsec. notes 5 3/4s, 2021	$720,000	$739,800

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2020	835,000	951,900

Rite Aid Corp. company
guaranty sr. unsub. notes 8s, 2020	235,000	258,500

Smithfield Foods, Inc. sr. unsec.
unsub. notes 6 5/8s, 2022	540,000	591,300

Smithfield Foods, Inc. 144A sr. unsec.
notes 5 7/8s, 2021	140,000	148,050

Smithfield Foods, Inc. 144A sr. unsec.
notes 5 1/4s, 2018	595,000	618,800

United Rentals North America, Inc. company
guaranty sr. unsec. notes 7 5/8s, 2022	940,000	1,057,500

United Rentals North America, Inc. company
guaranty sr. unsec. notes 5 3/4s, 2024	365,000	379,144

United Rentals North America, Inc. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2023	475,000	509,438

		21,739,917
Energy (oil field) (1.4%)
Calfrac Holdings LP 144A company
guaranty sr. unsec. unsub. notes 7 1/2s, 2020	465,000	499,875

Exterran Partners LP/EXLP Finance Corp. 144A
company guaranty sr. unsec. notes 6s, 2022	780,000	791,700

Forum Energy Technologies, Inc. 144A sr. unsec.
notes 6 1/4s, 2021	665,000	704,900

FTS International, Inc. 144A company
guaranty sr. notes 6 1/4s, 2022	420,000	429,450

Hiland Partners LP/Hiland Partners Finance Corp.
144A company guaranty sr. notes 7 1/4s, 2020	560,000	610,400

Hiland Partners LP/Hiland Partners Finance Corp.
144A company guaranty sr. unsec. notes 5 1/2s, 2022	175,000	177,406

Key Energy Services, Inc. company guaranty unsec.
unsub. notes 6 3/4s, 2021	820,000	852,800

Offshore Group Investment, Ltd. company
guaranty sr. notes 7 1/2s, 2019 (Cayman Islands)	740,000	782,550

Offshore Group Investment, Ltd. company
guaranty sr. notes 7 1/8s, 2023 (Cayman Islands)	770,000	781,550

Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018
(Canada)	175,000	178,203

		5,808,834
Entertainment (1.4%)
AMC Entertainment, Inc. company
guaranty sr. sub. notes 9 3/4s, 2020	420,000	478,800

AMC Entertainment, Inc. company
guaranty sr. unsec. sub. notes 5 7/8s, 2022	425,000	442,000

Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp. company guaranty sr. unsec.
notes 5 1/4s, 2021	365,000	375,950

Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp. 144A company
guaranty sr. unsec. notes 5 3/8s, 2024	175,000	177,188

Cinemark USA, Inc. company guaranty sr. unsec.
notes 5 1/8s, 2022	405,000	414,619

Cinemark USA, Inc. company guaranty sr. unsec.
notes 4 7/8s, 2023	295,000	294,263

Cinemark USA, Inc. company guaranty sr. unsec.
sub. notes 7 3/8s, 2021	85,000	93,713

GLP Capital LP/GLP Financing II, Inc. 144A
company guaranty sr. unsec. notes 4 7/8s, 2020	660,000	679,800

GLP Capital LP/GLP Financing II, Inc. 144A
company guaranty sr. unsec. notes 4 3/8s, 2018	245,000	252,963

8 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (84.8%)* cont.	Principal amount	Value

Entertainment cont.
Regal Entertainment Group sr. unsec.
notes 5 3/4s, 2025	$280,000	$283,500

Regal Entertainment Group sr. unsec.
notes 5 3/4s, 2023	735,000	755,213

Regal Entertainment Group sr. unsec.
notes 5 3/4s, 2022	135,000	140,063

Six Flags Entertainment Corp. 144A company
guaranty sr. unsec. unsub. notes 5 1/4s, 2021	1,150,000	1,178,750

		5,566,822
Financials (9.5%)
A-S Co-Issuer Subsidiary, Inc./A-S Merger
Sub., LLC 144A sr. unsec. notes 7 7/8s, 2020	700,000	738,500

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8s, 2031	520,000	664,300

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8s, 2020	425,000	516,375

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2020	430,000	518,150

Ally Financial, Inc. unsec. sub. notes 8s, 2018	475,000	564,063

American International Group, Inc. jr. sub. FRB
bonds 8.175s, 2058	360,000	495,900

Banco Bilbao Vizcaya Argentaria SA jr. unsec.
sub. FRB bonds 9s, perpetual maturity (Spain)	200,000	225,500

BBVA International Preferred SAU bank
guaranty jr. unsec. sub. FRB bonds 5.919s,
perpetual maturity (Spain)	610,000	635,925

CB Richard Ellis Services, Inc. company
guaranty sr. unsec. notes 6 5/8s, 2020	810,000	859,613

CBRE Services, Inc. company guaranty sr. unsec.
unsub. notes 5s, 2023	480,000	484,800

CIT Group, Inc. sr. unsec. notes 5s, 2023	365,000	374,125

CIT Group, Inc. sr. unsec. notes 5s, 2022	230,000	238,050

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	515,000	552,820

CIT Group, Inc. sr. unsec. unsub. notes 3 7/8s, 2019	260,000	264,056

CIT Group, Inc. 144A company
guaranty notes 6 5/8s, 2018	270,000	303,075

CIT Group, Inc. 144A company
guaranty notes 5 1/2s, 2019	635,000	688,181

Citigroup, Inc. jr. unsec. sub. FRB bonds Ser. B,
5.9s, perpetual maturity	245,000	247,450

CNG Holdings, Inc./OH 144A sr. notes 9 3/8s, 2020	720,000	598,500

CNO Financial Group, Inc. 144A company
guaranty sr. notes 6 3/8s, 2020	400,000	432,500

Commerzbank AG 144A unsec. sub. notes 8 1/8s,
2023 (Germany)	220,000	266,972

Community Choice Financial, Inc. company
guaranty sr. notes 10 3/4s, 2019	435,000	371,925

Credit Acceptance Corp. 144A company
guaranty sr. unsec. notes 6 1/8s, 2021	595,000	621,775

Credit Suisse Group AG 144A jr. unsec. sub. FRN
notes 7 1/2s, perpetual maturity (Switzerland)	200,000	221,500

DFC Finance Corp. 144A company
guaranty sr. notes 10 1/2s, 2020	645,000	658,706

Dresdner Funding Trust I 144A bonds 8.151s, 2031	1,145,000	1,391,174

E*Trade Financial Corp. sr. unsec.
unsub. notes 6 3/8s, 2019	1,065,000	1,152,862

Genworth Holdings, Inc. company guaranty jr.
unsec. sub. FRB bonds 6.15s, 2066	410,000	390,013

HBOS PLC 144A sr. unsec. sub. notes 6 3/4s, 2018
(United Kingdom)	765,000	881,302

HBOS PLC 144A unsec. sub. bonds 6s, 2033
(United Kingdom)	300,000	333,840

CORPORATE BONDS AND NOTES (84.8%)* cont.	Principal amount		Value

Financials cont.
Hockey Merger Sub 2, Inc. 144A sr. unsec.
notes 7 7/8s, 2021		$740,000	$792,725

Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company guaranty sr. unsec.
notes 6s, 2020		1,085,000	1,162,305

Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company guaranty sr. unsec.
notes 5 7/8s, 2022		920,000	963,700

International Lease Finance Corp. sr. unsec.
notes 6 1/4s, 2019		205,000	229,088

International Lease Finance Corp. sr. unsec.
unsub. notes 5 7/8s, 2022		615,000	670,350

iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R		420,000	467,775

iStar Financial, Inc. sr. unsec. notes 5s, 2019 R		150,000	150,000

Liberty Mutual Group, Inc. 144A company
guaranty jr. unsec. sub. bonds 7.8s, 2037		510,000	601,800

Lloyds Bank PLC jr. sub. FRN notes Ser. EMTN,
13s, perpetual maturity (United Kingdom)	GBP	485,000	1,387,085

Lloyds Banking Group PLC jr. unsec. sub. FRB
bonds 7 1/2s, perpetual maturity
(United Kingdom)		$328,000	348,992

MPT Operating Partnership LP/MPT Finance Corp.
company guaranty sr. unsec. unsub. notes 6 3/8s,
2022 R		660,000	711,150

Nationstar Mortgage, LLC/Nationstar Capital Corp.
company guaranty sr. unsec. notes 7 7/8s, 2020		660,000	693,825

Nationstar Mortgage, LLC/Nationstar Capital Corp.
company guaranty sr. unsec. unsub. notes 6 1/2s, 2021		305,000	305,763

Neuberger Berman Group, LLC/Neuberger Berman
Finance Corp. 144A sr. unsec. notes 5 7/8s, 2022		480,000	512,400

Neuberger Berman Group, LLC/Neuberger Berman
Finance Corp. 144A sr. unsec. notes 5 5/8s, 2020		110,000	116,325

Nuveen Investments, Inc. 144A sr. unsec.
notes 9 1/8s, 2017		375,000	406,406

Ocwen Financial Corp. 144A company
guaranty sr. unsec. notes 6 5/8s, 2019		425,000	438,813

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019		800,000	914,000

PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021		655,000	692,663

Provident Funding Associates LP/PFG Finance Corp.
144A company guaranty sr. unsec. notes 6 3/4s, 2021		585,000	592,313

Provident Funding Associates LP/PFG Finance Corp.
144A sr. notes 10 1/8s, 2019		430,000	466,550

Regions Bank unsec. sub. notes 7 1/2s, 2018		160,000	190,434

Royal Bank of Scotland Group PLC jr. sub. unsec.
FRN notes Ser. U, 7.64s, perpetual maturity
(United Kingdom)		100,000	106,500

Royal Bank of Scotland Group PLC jr. unsec.
sub. FRB bonds 7.648s, perpetual maturity
(United Kingdom)		1,915,000	2,324,330

Royal Bank of Scotland Group PLC unsec.
sub. notes 6s, 2023 (United Kingdom)		390,000	421,670

SLM Corp. sr. unsec. unsub. notes Ser. MTN,
8.45s, 2018		1,650,000	1,951,124

Springleaf Finance Corp. sr. unsec.
notes Ser. MTN, 6.9s, 2017		1,580,000	1,753,800

Springleaf Finance Corp. sr. unsec.
unsub. notes 7 3/4s, 2021		155,000	174,375

Springleaf Finance Corp. sr. unsec.
unsub. notes 6s, 2020		525,000	543,375

Stearns Holdings, Inc. 144A company
guaranty sr. notes 9 3/8s, 2020		757,000	792,958

Putnam VT High Yield Fund 9

CORPORATE BONDS AND NOTES (84.8%)* cont.		Principal amount	Value

Financials cont.
TMX Finance, LLC/TitleMax Finance Corp. 144A
sr. notes 8 1/2s, 2018		$415,000	$439,900

USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021		530,000	545,238

Walter Investment Management Corp. 144A company
guaranty sr. unsec. notes 7 7/8s, 2021		525,000	548,625

Weyerhaeuser Real Estate Co. 144A sr. unsec.
unsub. notes 5 7/8s, 2024		375,000	385,781

			38,494,090
Gaming and lottery (1.6%)
Caesars Entertainment Operating Co., Inc. company
guaranty sr. notes 9s, 2020		428,000	356,310

CCM Merger, Inc. 144A company guaranty sr. unsec.
notes 9 1/8s, 2019		530,000	567,100

Great Canadian Gaming Corp. 144A company
guaranty sr. unsec. notes 6 5/8s, 2022 (Canada) CAD		760,000	759,658

Isle of Capri Casinos, Inc. company
guaranty sr. unsec. notes 5 7/8s, 2021		$250,000	252,813

Isle of Capri Casinos, Inc. company
guaranty sr. unsec. sub. notes 8 7/8s, 2020		275,000	294,938

Isle of Capri Casinos, Inc. company
guaranty sr. unsec. unsub. notes 7 3/4s, 2019		635,000	677,863

MTR Gaming Group, Inc. company
guaranty notes 11 1/2s, 2019		1,393,299	1,565,720

Penn National Gaming, Inc. 144A sr. unsec.
notes 5 7/8s, 2021		695,000	656,775

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh
Finance Corp. 144A sr. notes 9 1/2s, 2019		398,000	431,830

ROC Finance, LLC/ROC Finance 1 Corp. 144A
notes 12 1/8s, 2018		880,000	954,800

			6,517,807
Health care (7.4%)
Acadia Healthcare Co., Inc. company
guaranty sr. unsec. notes 6 1/8s, 2021		565,000	593,250

Acadia Healthcare Co., Inc. 144A company
guaranty sr. unsec. notes 5 1/8s, 2022		450,000	451,125

Aviv Healthcare Properties LP/Aviv Healthcare
Capital Corp. company guaranty sr. unsec.
notes 7 3/4s, 2019		655,000	697,575

Aviv Healthcare Properties LP/Aviv Healthcare
Capital Corp. company guaranty sr. unsec.
notes 6s, 2021		645,000	683,700

Capsugel FinanceCo SCA 144A company
guaranty sr. unsec. notes 9 7/8s, 2019	EUR	645,000	953,007

Capsugel SA 144A sr. unsec. notes 7s, 2019
(Luxembourg) ‡‡		$585,000	602,550

Catamaran Corp. company guaranty sr. unsec.
bonds 4 3/4s, 2021		700,000	707,000

Centene Corp. sr. unsec. unsub. notes 4 3/4s, 2022		345,000	350,175

CHS/Community Health Systems, Inc. company
guaranty sr. notes 5 1/8s, 2018		120,000	125,850

CHS/Community Health Systems, Inc. company
guaranty sr. unsec. unsub. notes 8s, 2019		255,000	279,225

CHS/Community Health Systems, Inc. 144A company
guaranty sr. notes 5 1/8s, 2021		120,000	123,000

CHS/Community Health Systems, Inc. 144A company
guaranty sr. unsec. notes 6 7/8s, 2022		140,000	148,400

ConvaTec Finance International SA 144A sr. unsec.
notes 8 1/4s, 2019 (Luxembourg) ‡‡		655,000	669,738

ConvaTec Healthcare D Sarl 144A sr. notes
7 3/8s, 2017 (Luxembourg)	EUR	165,000	238,309

ConvaTec Healthcare E SA 144A sr. unsec.
notes 10 1/2s, 2018 (Luxembourg)		$575,000	631,523

CORPORATE BONDS AND NOTES (84.8%)* cont.	Principal amount	Value

Health care cont.
Crimson Merger Sub, Inc. 144A sr. unsec.
notes 6 5/8s, 2022	$975,000	$967,688

DaVita HealthCare Partners, Inc. company
guaranty sr. unsec. notes 5 1/8s, 2024	895,000	900,594

Endo Finance, LLC 144A company
guaranty sr. unsec. notes 5 3/4s, 2022	655,000	671,375

Endo Finance, LLC & Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 5 3/8s, 2023	525,000	526,313

Envision Healthcare Corp. 144A company
guaranty sr. unsec. notes 5 1/8s, 2022	280,000	282,450

Fresenius Medical Care US Finance II, Inc. 144A
company guaranty sr. unsec. notes 5 5/8s, 2019	615,000	670,350

Grifols Worldwide Operations, Ltd. 144A
sr. unsec. notes 5 1/4s, 2022 (Ireland)	200,000	208,000

HCA, Inc. company guaranty sr. notes 3 3/4s, 2019	390,000	394,388

HCA, Inc. sr. notes 6 1/2s, 2020	2,385,000	2,677,162

HCA, Inc. sr. unsec. notes 7 1/2s, 2022	210,000	242,550

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017	830,000	911,963

IASIS Healthcare, LLC/IASIS Capital Corp. company
guaranty sr. unsec. notes 8 3/8s, 2019	605,000	645,081

Jaguar Holding Co. I 144A sr. unsec.
notes 9 3/8s, 2017 ‡‡	310,000	320,850

Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A
sr. unsec. notes 9 1/2s, 2019	530,000	579,025

JLL/Delta Dutch Newco BV 144A sr. unsec.
notes 7 1/2s, 2022 (Netherlands)	945,000	978,075

Kinetic Concepts, Inc./KCI USA, Inc. company
guaranty notes 10 1/2s, 2018	1,255,000	1,422,855

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022 R	455,000	491,719

Omega Healthcare Investors, Inc. 144A sr. unsec.
notes 4.95s, 2024 R	515,000	526,001

Par Pharmaceutical Cos., Inc. company
guaranty sr. unsec. unsub. notes 7 3/8s, 2020	850,000	913,750

Salix Pharmaceuticals, Ltd. 144A company
guaranty sr. unsec. notes 6s, 2021	220,000	235,950

Service Corp. International sr. unsec.
unsub. notes 5 3/8s, 2022	695,000	719,325

Service Corp. International 144A sr. unsec.
unsub. notes 5 3/8s, 2024	685,000	700,413

Teleflex, Inc. company guaranty sr. unsec.
sub. notes 6 7/8s, 2019	100,000	105,750

Teleflex, Inc. 144A company guaranty sr. unsec.
notes 5 1/4s, 2024	200,000	202,000

Tenet Healthcare Corp. company
guaranty sr. bonds 4 1/2s, 2021	865,000	870,406

Tenet Healthcare Corp. company
guaranty sr. bonds 4 3/8s, 2021	560,000	556,500

Tenet Healthcare Corp. company
guaranty sr. notes 6 1/4s, 2018	655,000	729,506

Tenet Healthcare Corp. company
guaranty sr. notes 6s, 2020	925,000	1,003,624

United Surgical Partners International, Inc.
company guaranty sr. unsec. unsub. notes 9s, 2020	205,000	226,269

Valeant Pharmaceuticals International 144A
company guaranty sr. notes 7s, 2020	130,000	138,125

Valeant Pharmaceuticals International 144A
company guaranty sr. unsec. notes 6 7/8s, 2018	320,000	334,800

Valeant Pharmaceuticals International 144A
company guaranty sr. unsec. notes 6 3/8s, 2020	115,000	122,188

Valeant Pharmaceuticals International 144A
sr. notes 6 3/4s, 2017	905,000	943,463

10 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (84.8%)* cont.	Principal amount	Value

Health care cont.
Valeant Pharmaceuticals International 144A
sr. unsec. notes 6 3/4s, 2018	$440,000	$474,100

Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsec. notes 5 5/8s, 2021	55,000	56,581

WellCare Health Plans, Inc. sr. unsec.
notes 5 3/4s, 2020	1,005,000	1,070,325

		30,073,941
Homebuilding (2.3%)
Beazer Homes USA, Inc. company
guaranty sr. unsec. notes 8 1/8s, 2016	495,000	546,975

Brookfield Residential Properties, Inc. 144A
company guaranty sr. unsec. notes 6 1/2s, 2020
(Canada)	590,000	623,925

Brookfield Residential Properties, Inc./Brookfield
Residential US Corp. 144A company guaranty sr.
unsec. notes 6 1/8s, 2022 (Canada)	350,000	362,320

Howard Hughes Corp. (The) 144A sr. unsec.
notes 6 7/8s, 2021	1,235,000	1,321,450

K Hovnanian Enterprises, Inc. 144A
sr. notes 7 1/4s, 2020	180,000	194,400

Lennar Corp. company guaranty sr. unsec.
unsub. notes 4 3/4s, 2022	590,000	587,050

Lennar Corp. company guaranty sr. unsec.
unsub. notes 4 1/2s, 2019	510,000	522,113

M/I Homes, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2018	626,000	666,690

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	765,000	784,125

PulteGroup, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2017	885,000	1,022,174

PulteGroup, Inc. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2032	355,000	401,150

Realogy Corp. 144A company
guaranty sr. notes 7 5/8s, 2020	170,000	187,425

Standard Pacific Corp. company
guaranty sr. unsec. notes 6 1/4s, 2021	245,000	261,538

Taylor Morrison Communities, Inc./Monarch
Communities, Inc. 144A company
guaranty sr. unsec. notes 7 3/4s, 2020	137,000	149,330

Taylor Morrison Communities, Inc./Monarch
Communities, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2024	280,000	277,900

Taylor Morrison Communities, Inc./Monarch
Communities, Inc. 144A company
guaranty sr. unsec. notes 5 1/4s, 2021	415,000	420,188

Taylor Morrison Communities, Inc./Monarch
Communities, Inc. 144A sr. notes 7 3/4s, 2020	719,000	785,508

		9,114,261
Lodging/Tourism (1.4%)
FelCor Lodging LP company guaranty sr. notes
10s, 2014 R	260,000	264,888

FelCor Lodging LP company
guaranty sr. notes 6 3/4s, 2019 R	1,155,000	1,228,630

FelCor Lodging LP company
guaranty sr. notes 5 5/8s, 2023 R	185,000	190,550

MGM Resorts International company
guaranty sr. unsec. notes 6 7/8s, 2016	295,000	320,813

MGM Resorts International company
guaranty sr. unsec. notes 6 3/4s, 2020	675,000	753,469

MGM Resorts International company
guaranty sr. unsec. notes 5 1/4s, 2020	745,000	774,800

MGM Resorts International company
guaranty sr. unsec. unsub. notes 8 5/8s, 2019	440,000	524,150

CORPORATE BONDS AND NOTES (84.8%)* cont.	Principal amount		Value

Lodging/Tourism cont.
MGM Resorts International company
guaranty sr. unsec. unsub. notes 7 3/4s, 2022		$425,000	$498,313

MGM Resorts International company
guaranty sr. unsec. unsub. notes 6 5/8s, 2021		320,000	356,800

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse
HSP Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021		775,000	759,500

			5,671,913
Media (0.6%)
Griffey Intermediate, Inc./Griffey Finance
Sub, LLC 144A sr. unsec. notes 7s, 2020		820,000	751,325

Nielsen Co. Luxembourg S.a.r.l. (The) 144A
company guaranty sr. unsec. notes 5 1/2s, 2021
(Luxembourg)		1,340,000	1,390,250

Nielsen Finance, LLC/Nielsen Finance Co. company
guaranty sr. unsec. notes 4 1/2s, 2020		190,000	191,425

			2,333,000
Oil and gas (10.6%)
Access Midstream Partners LP/ACMP Finance Corp.
company guaranty sr. unsec. notes 5 7/8s, 2021		320,000	342,400

Access Midstream Partners LP/ACMP Finance Corp.
company guaranty sr. unsec. unsub. notes 6 1/8s, 2022		990,000	1,093,950

Access Midstream Partners LP/ACMP Finance Corp.
company guaranty sr. unsec. unsub. notes 4 7/8s, 2023		740,000	780,700

Antero Resources Corp. 144A company
guaranty sr. unsec. notes 5 1/8s, 2022		515,000	529,163

Antero Resources Finance Corp. company
guaranty sr. unsec. notes 5 3/8s, 2021		700,000	726,250

Athlon Holdings LP/Athlon Finance Corp. 144A
company guaranty sr. unsec. notes 7 3/8s, 2021		760,000	828,400

Athlon Holdings LP/Athlon Finance Corp. 144A
company guaranty sr. unsec. notes 6s, 2022		350,000	362,250

Atwood Oceanics, Inc. sr. unsec.
unsub. notes 6 1/2s, 2020		230,000	245,238

Baytex Energy Corp. 144A company
guaranty sr. unsec. notes 5 5/8s, 2024 (Canada)		575,000	577,156

Baytex Energy Corp. 144A company
guaranty sr. unsec. notes 5 1/8s, 2021 (Canada)		695,000	699,344

Carrizo Oil & Gas, Inc. company
guaranty sr. unsec. notes 8 5/8s, 2018		885,000	932,569

Chaparral Energy, Inc. company
guaranty sr. unsec. notes 9 7/8s, 2020		605,000	682,138

Chaparral Energy, Inc. company
guaranty sr. unsec. notes 8 1/4s, 2021		695,000	762,763

Chesapeake Energy Corp. company
guaranty sr. unsec. bonds 6 1/4s, 2017	EUR	220,000	329,789

Chesapeake Energy Corp. company
guaranty sr. unsec. notes 5 3/4s, 2023		$180,000	200,016

Chesapeake Energy Corp. company
guaranty sr. unsec. notes 4 7/8s, 2022		360,000	372,600

Chesapeake Oilfield Operating, LLC/Chesapeake
Oilfield Finance, Inc. company guaranty
sr. unsec. unsub. notes 6 5/8s, 2019		770,000	827,750

Cimarex Energy Co. company guaranty sr. unsec.
notes 4 3/8s, 2024		430,000	438,063

Concho Resources, Inc. company
guaranty sr. unsec. notes 6 1/2s, 2022		855,000	940,500

Concho Resources, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2023		810,000	870,750

Concho Resources, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2022		335,000	360,544

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s,
2019 (Canada)		420,000	334,950

Putnam VT High Yield Fund 11

CORPORATE BONDS AND NOTES (84.8%)* cont.	Principal amount	Value

Oil and gas cont.
Denbury Resources, Inc. company
guaranty sr. unsec. sub. notes 6 3/8s, 2021	$400,000	$430,000

Denbury Resources, Inc. company
guaranty sr. unsec. sub. notes 5 1/2s, 2022	715,000	731,981

EXCO Resources, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2018	440,000	453,200

Goodrich Petroleum Corp. company
guaranty sr. unsec. unsub. notes 8 7/8s, 2019	690,000	734,850

Gulfport Energy Corp. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2020	555,000	600,788

Halcon Resources Corp. company
guaranty sr. unsec. unsub. notes 9 3/4s, 2020	160,000	174,600

Halcon Resources Corp. company
guaranty sr. unsec. unsub. notes 8 7/8s, 2021	1,770,000	1,902,750

Hercules Offshore, Inc. 144A company
guaranty sr. unsec. notes 7 1/2s, 2021	120,000	119,100

Hercules Offshore, Inc. 144A sr. unsec.
notes 8 3/4s, 2021	240,000	253,200

Hilcorp Energy I LP/Hilcorp Finance Co. 144A
sr. unsec. notes 5s, 2024	280,000	280,000

Kodiak Oil & Gas Corp. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2019	1,135,000	1,257,012

Kodiak Oil & Gas Corp. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2022	140,000	145,250

Lightstream Resources, Ltd. 144A sr. unsec.
notes 8 5/8s, 2020 (Canada)	1,735,000	1,821,750

Linn Energy, LLC/Linn Energy Finance Corp.
company guaranty sr. unsec. notes 6 1/2s, 2019	260,000	274,300

Linn Energy, LLC/Linn Energy Finance Corp.
company guaranty sr. unsec. notes 6 1/4s, 2019	1,670,000	1,749,324

Lone Pine Resources Canada, Ltd. escrow company
guaranty sr. unsec. unsub. notes 10 3/8s, 2017
(Canada) F	195,000	10

MEG Energy Corp. 144A company guaranty sr. unsec.
notes 6 1/2s, 2021 (Canada)	540,000	572,400

MEG Energy Corp. 144A company guaranty sr. unsec.
notes 6 3/8s, 2023 (Canada)	330,000	350,625

Milagro Oil & Gas, Inc. company
guaranty notes 10 1/2s, 2016 (In default) †	865,000	674,700

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	615,000	679,575

Oasis Petroleum, Inc. company guaranty sr. unsec.
notes 6 7/8s, 2023	400,000	438,000

Oasis Petroleum, Inc. 144A company
guaranty sr. unsec. unsub. notes 6 7/8s, 2022	530,000	577,700

Plains Exploration & Production Co. company
guaranty sr. unsec. notes 6 3/4s, 2022	1,170,000	1,329,412

Plains Exploration & Production Co. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2019	200,000	221,000

Range Resources Corp. company
guaranty sr. sub. notes 6 3/4s, 2020	340,000	365,500

Range Resources Corp. company guaranty sr. unsec.
sub. notes 5s, 2022	300,000	318,000

Rose Rock Midstream LP/Rose Rock Finance Corp.
144A company guaranty sr. unsec. notes 5 5/8s, 2022	365,000	369,563

Rosetta Resources, Inc. company
guaranty sr. unsec. unsub. notes 5 7/8s, 2024	520,000	540,800

Rosetta Resources, Inc. company
guaranty sr. unsec. unsub. notes 5 5/8s, 2021	720,000	740,700

Sabine Pass Liquefaction, LLC 144A
sr. notes 6 1/4s, 2022	370,000	401,450

Sabine Pass Liquefaction, LLC 144A
sr. notes 5 3/4s, 2024	360,000	375,300

CORPORATE BONDS AND NOTES (84.8%)* cont.	Principal amount	Value

Oil and gas cont.
Sabine Pass Liquefaction, LLC 144A
sr. notes 5 5/8s, 2023	$360,000	$375,300

Sabine Pass LNG LP company
guaranty sr. notes 7 1/2s, 2016	1,360,000	1,502,800

Sabine Pass LNG LP company
guaranty sr. notes 6 1/2s, 2020	285,000	308,513

Samson Investment Co. 144A sr. unsec.
notes 10 3/4s, 2020	1,340,000	1,412,024

Sanchez Energy Corp. 144A company
guaranty sr. unsec. notes 6 1/8s, 2023	305,000	314,913

Seven Generations Energy, Ltd. 144A sr. unsec.
notes 8 1/4s, 2020 (Canada)	595,000	652,983

Seventy Seven Energy, Inc. 144A sr. unsec.
notes 6 1/2s, 2022	345,000	353,625

Shelf Drilling Holdings, Ltd. 144A
sr. notes 8 5/8s, 2018	620,000	663,400

SM Energy Co. sr. unsec. notes 6 5/8s, 2019	295,000	312,700

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	320,000	346,400

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	120,000	130,500

Unit Corp. company
guaranty sr. sub. notes 6 5/8s, 2021	630,000	672,525

Whiting Petroleum Corp. company
guaranty sr. unsec. unsub. notes 5 3/4s, 2021	1,340,000	1,470,650

Williams Companies, Inc. (The) notes 7 3/4s, 2031	435,000	524,164

Williams Companies, Inc. (The) sr. unsec.
notes 7 7/8s, 2021	208,000	258,240

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	260,000	277,550

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	965,000	1,027,724

		42,724,134
Publishing (0.2%)
American Media, Inc. 144A notes 13 1/2s, 2018	116,844	123,270

Gannett Co., Inc. 144A company
guaranty sr. unsec. notes 5 1/8s, 2020	345,000	355,350

Gannett Co., Inc. 144A company
guaranty sr. unsec. notes 5 1/8s, 2019	460,000	478,400

		957,020
Regional Bells (0.3%)
Frontier Communications Corp. sr. unsec.
notes 8 1/8s, 2018	765,000	895,050

Frontier Communications Corp. sr. unsec.
unsub. notes 7 5/8s, 2024	180,000	193,050

		1,088,100
Retail (2.3%)
Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019	100,000	107,250

Autonation, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2018	265,000	306,075

Autonation, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2020	610,000	672,525

Bon-Ton Department Stores, Inc. (The) company
guaranty notes 10 5/8s, 2017	592,000	592,740

Bon-Ton Department Stores, Inc. (The) company
guaranty notes 8s, 2021	205,000	195,263

Burlington Coat Factory Warehouse Corp. company
guaranty sr. unsec. notes 10s, 2019	660,000	720,225

First Cash Financial Services, Inc. 144A
sr. unsec. notes 6 3/4s, 2021 (Mexico)	625,000	665,625

Jo-Ann Stores Holdings, Inc. 144A sr. unsec.
notes 9 3/4s, 2019 ‡‡	290,000	296,525

Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019	895,000	917,375

L Brands, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2021	805,000	915,688

L Brands, Inc. sr. unsec. notes 5 5/8s, 2022	315,000	340,988

12 Putnam VT High Yield Fund

CORPORATE BONDS AND NOTES (84.8%)* cont.	Principal amount		Value

Retail cont.
Neiman Marcus Group, Inc. 144A company
guaranty sr. unsec. notes 8 3/4s, 2021 ‡‡		$895,000	$975,550

Neiman Marcus Group, Inc. 144A company
guaranty sr. unsec. notes 8s, 2021		360,000	387,900

Neiman Marcus Group, LLC (The) company
guaranty sr. notes 7 1/8s, 2028		475,000	491,625

Penske Automotive Group, Inc. company
guaranty sr. unsec. sub. notes 5 3/4s, 2022		735,000	773,588

Petco Animal Supplies, Inc. 144A company
guaranty sr. unsec. notes 9 1/4s, 2018		445,000	477,819

Petco Holdings, Inc. 144A sr. unsec.
notes 8 1/2s, 2017 ‡‡		265,000	270,300

			9,107,061
Technology (4.3%)
ACI Worldwide, Inc. 144A company
guaranty sr. unsec. unsub. notes 6 3/8s, 2020		450,000	473,624

Alcatel-Lucent USA, Inc. 144A company
guaranty sr. unsec. notes 6 3/4s, 2020		1,085,000	1,160,950

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021		530,000	488,924

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019		1,705,000	1,705,000

Epicor Software Corp. company guaranty sr. unsec.
notes 8 5/8s, 2019		215,000	231,394

First Data Corp. company guaranty sr. unsec.
notes 12 5/8s, 2021		960,000	1,182,000

First Data Corp. company guaranty sr. unsec.
notes 11 1/4s, 2021		495,000	577,913

First Data Corp. company guaranty sr. unsec.
sub. notes 11 3/4s, 2021		1,090,000	1,293,012

First Data Corp. 144A company
guaranty notes 8 1/4s, 2021		2,450,000	2,682,750

First Data Corp. 144A company
guaranty sr. notes 7 3/8s, 2019		475,000	510,031

First Data Holdings, Inc. 144A sr. unsec.
notes 14 1/2s, 2019 ‡‡		419,172	465,281

Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 10 3/4s, 2020		282,000	318,660

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 5s, 2021		580,000	594,500

Freescale Semiconductor, Inc. 144A sr. notes 6s, 2022		720,000	768,600

Infor US, Inc. company guaranty sr. unsec.
unsub. notes 11 1/2s, 2018		545,000	619,256

Iron Mountain, Inc. company
guaranty sr. sub. notes 7 3/4s, 2019		295,000	322,656

Iron Mountain, Inc. company guaranty sr. unsec.
unsub. notes 6s, 2023		615,000	664,969

Micron Technology, Inc. 144A sr. unsec.
notes 5 7/8s, 2022		520,000	557,700

SoftBank Corp. 144A sr. unsec. notes 4 1/2s,
2020 (Japan)		1,660,000	1,686,974

SunGard Data Systems, Inc. company
guaranty sr. unsec. sub. notes 6 5/8s, 2019		755,000	794,638

SunGard Data Systems, Inc. 144A sr. unsec.
notes 7 5/8s, 2020		160,000	174,400

Syniverse Holdings, Inc. company
guaranty sr. unsec. notes 9 1/8s, 2019		260,000	278,525

			17,551,757
Telecommunications (6.1%)
Altice SA 144A company guaranty sr. notes
7 3/4s, 2022 (Luxembourg)		1,500,000	1,597,500

Altice SA 144A company guaranty sr. notes
7 1/4s, 2022 (Luxembourg)	EUR	115,000	166,941

Crown Castle International Corp. sr. unsec.
notes 5 1/4s, 2023 R		$1,005,000	1,047,712

CORPORATE BONDS AND NOTES (84.8%)* cont.		Principal amount	Value

Telecommunications cont.
Crown Castle International Corp. sr. unsec.
unsub. notes 4 7/8s, 2022 R		$340,000	$351,050

Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s,
2020 (Jamaica)		1,300,000	1,417,000

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017
(Jamaica)		420,000	432,096

Hughes Satellite Systems Corp. company
guaranty sr. notes 6 1/2s, 2019		455,000	507,325

Hughes Satellite Systems Corp. company
guaranty sr. unsec. notes 7 5/8s, 2021		720,000	824,400

Inmarsat Finance PLC 144A company guaranty
sr. unsec. notes 4 7/8s, 2022 (United Kingdom)		225,000	227,250

Intelsat Jackson Holdings SA company
guaranty sr. unsec. bonds 6 5/8s, 2022 (Bermuda)		305,000	318,344

Intelsat Jackson Holdings SA company
guaranty sr. unsec. notes 7 1/2s, 2021 (Bermuda)		365,000	399,675

Intelsat Luxembourg SA company guaranty
sr. unsec. bonds 8 1/8s, 2023 (Luxembourg)		885,000	956,906

Intelsat Luxembourg SA company guaranty
sr. unsec. bonds 7 3/4s, 2021 (Luxembourg)		2,521,000	2,669,108

Level 3 Financing, Inc. company
guaranty sr. unsec. unsub. notes 8 5/8s, 2020		565,000	632,800

Level 3 Financing, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2019		140,000	152,775

Level 3 Financing, Inc. company
guaranty sr. unsec. unsub. notes 7s, 2020		360,000	393,300

Level 3 Financing, Inc. 144A company
guaranty sr. unsec. notes 6 1/8s, 2021		250,000	267,813

Nil International Telecom SCA 144A company
guaranty sr. unsec. notes 7 7/8s, 2019
(Luxembourg)		415,000	358,975

PAETEC Holding Corp. company guaranty sr. unsec.
notes 9 7/8s, 2018		595,000	641,113

Qwest Corp. sr. unsec. notes 6 3/4s, 2021		510,000	590,447

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		555,000	652,731

SBA Communications Corp. 144A sr. unsec.
notes 4 7/8s, 2022		505,000	498,688

SBA Telecommunications, Inc. company
guaranty sr. unsec. unsub. notes 5 3/4s, 2020		200,000	212,000

Sprint Capital Corp. company guaranty 6 7/8s, 2028		1,760,000	1,777,600

Sprint Communications, Inc. sr. unsec.
unsub. notes 8 3/8s, 2017		455,000	531,213

Sprint Communications, Inc. sr. unsec.
unsub. notes 7s, 2020		780,000	858,000

Sprint Communications, Inc. 144A company
guaranty sr. unsec. notes 9s, 2018		1,040,000	1,261,000

Sprint Corp. 144A company guaranty sr. unsec.
notes 7 7/8s, 2023		1,270,000	1,412,874

Sprint Corp. 144A company guaranty sr. unsec.
notes 7 1/4s, 2021		1,330,000	1,466,324

West Corp. 144A company guaranty sr. unsec.
notes 5 3/8s, 2022		570,000	568,574

Wind Acquisition Finance SA company
guaranty sr. notes Ser. REGS, 7 3/8s, 2018
(Luxembourg)	EUR	195,000	282,815

Wind Acquisition Finance SA 144A company
guaranty sr. notes 7 1/4s, 2018 (Luxembourg)		$725,000	765,963

Wind Acquisition Finance SA 144A company
guaranty sr. unsec. bonds 7 3/8s, 2021 (Luxembourg)		385,000	410,988

			24,651,300

Putnam VT High Yield Fund 13

CORPORATE BONDS AND NOTES (84.8%)* cont.	Principal amount	Value

Telephone (1.4%)
CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023	$645,000	$704,663

CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	145,000	152,975

T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. notes 6.836s, 2023	110,000	119,763

T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. notes 6.633s, 2021	275,000	298,375

T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. notes 6 5/8s, 2023	845,000	916,825

T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. notes 6.464s, 2019	245,000	257,863

T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. notes 6 1/4s, 2021	1,045,000	1,114,230

T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. notes 6 1/8s, 2022	845,000	897,813

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2017	535,000	615,919

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2021	260,000	284,050

Windstream Corp. company guaranty sr. unsec.
unsub. notes 6 3/8s, 2023	330,000	334,538

		5,697,014
Textiles (0.2%)
Hanesbrands, Inc. company guaranty sr. unsec.
notes 6 3/8s, 2020	575,000	621,719

		621,719
Transportation (0.9%)
Aguila 3 SA 144A company
guaranty sr. notes 7 7/8s, 2018 (Luxembourg)	650,000	685,750

Air Medical Group Holdings, Inc. company
guaranty sr. notes 9 1/4s, 2018	876,000	934,035

CHC Helicopter SA company
guaranty sr. notes 9 1/4s, 2020 (Canada)	675,000	735,750

Swift Services Holdings, Inc. company
guaranty sr. notes 10s, 2018	390,000	417,300

Watco Cos., LLC/Watco Finance Corp. 144A company
guaranty sr. unsec. notes 6 3/8s, 2023	785,000	800,700

		3,573,535
Utilities and power (3.7%)
AES Corp./Virginia (The) sr. unsec. notes 8s, 2020	380,000	456,950

AES Corp./Virginia (The) sr. unsec.
unsub. notes 8s, 2017	698,000	813,170

AES Corp./Virginia (The) sr. unsec.
unsub. notes 7 3/8s, 2021	970,000	1,134,900

AES Corp./Virginia (The) sr. unsec.
unsub. notes 4 7/8s, 2023	255,000	252,450

Calpine Corp. 144A company
guaranty sr. notes 7 7/8s, 2020	990,000	1,075,387

Calpine Corp. 144A company guaranty sr. notes 6s, 2022	180,000	194,175

Calpine Corp. 144A company
guaranty sr. notes 5 7/8s, 2024	145,000	152,613

Colorado Interstate Gas Co., LLC sr. unsec.
debs. 6.85s, 2037	1,055,000	1,250,216

DPL, Inc. sr. unsec. notes 6 1/2s, 2016	985,000	1,061,338

Dynegy Holdings, LLC escrow bonds 7 3/4s, 2019	1,145,000	1,431

El Paso Natural Gas Co., LLC sr. unsec.
debs. 8 5/8s, 2022	360,000	469,664

Energy Future Intermediate Holding Co., LLC/EFIH
Finance, Inc. sr. notes 10s, 2020	440,000	41,800

Energy Future Intermediate Holding Co., LLC/EFIH
Finance, Inc. 144A sr. notes 10s, 2020	300,000	28,500

Energy Transfer Equity LP company
guaranty sr. unsec. notes 7 1/2s, 2020	430,000	496,650

CORPORATE BONDS AND NOTES (84.8%)* cont.	Principal amount	Value

Utilities and power cont.
EP Energy, LLC/EP Energy Finance, Inc. sr. unsec.
notes 9 3/8s, 2020	$870,000	$1,000,500

EP Energy, LLC/Everest Acquisition Finance, Inc.
company guaranty sr. notes 6 7/8s, 2019	450,000	479,812

EP Energy, LLC/Everest Acquisition Finance, Inc.
company guaranty sr. unsec. unsub. notes 7 3/4s, 2022	190,000	214,225

GenOn Americas Generation, LLC sr. unsec.
notes 9 1/8s, 2031	215,000	220,913

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	215,000	233,813

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	195,000	214,013

Kinder Morgan, Inc./DE 144A sr. notes 5s, 2021	375,000	387,188

NRG Energy, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2021	1,535,000	1,701,930

Regency Energy Partners LP/Regency Energy
Finance Corp. company guaranty sr. unsec.
unsub. notes 5 7/8s, 2022	655,000	711,494

Regency Energy Partners LP/Regency Energy
Finance Corp. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2023	455,000	475,475

Regency Energy Partners LP/Regency Energy
Finance Corp. company guaranty sr. unsec.
unsub. notes 4 1/2s, 2023	365,000	361,350

Southern Star Central Corp. 144A sr. unsec.
notes 5 1/8s, 2022	800,000	806,000

Tennessee Gas Pipeline Co., LLC sr. unsec.
unsub. debs. 7s, 2028	140,000	178,872

Texas Competitive/Texas Competitive Electric
Holdings Co., LLC 144A company
guaranty sr. notes 11 1/2s, 2020 (In default) †	415,000	378,688

		14,793,517

Total corporate bonds and notes (cost $320,369,903)		$341,993,432

SENIOR LOANS (6.0%)* [c]	Principal amount	Value

Basic materials (0.1%)
Atkore International, Inc. bank term loan FRN
4 1/2s, 2021	$235,000	$234,804

Oxea Sarl bank term loan FRN 8 1/4s, 2020
(Germany)	365,000	368,650

		603,454
Communication services (0.2%)
Asurion, LLC bank term loan FRN 8 1/2s, 2021	595,000	616,569

		616,569
Consumer cyclicals (2.8%)
Burlington Coat Factory Warehouse Corp. bank term
loan FRN Ser. B2, 4 1/4s, 2017	106,809	107,410

Caesars Entertainment Operating Co., Inc. bank
term loan FRN Ser. B6, 5.528s, 2018	1,930,744	1,800,199

Caesars Entertainment Operating Co., Inc. bank
term loan FRN Ser. B7, 9 3/4s, 2017	280,000	276,115

Caesars Growth Properties Holdings, LLC bank term
loan FRN 6 1/4s, 2021	1,020,000	1,018,361

CCM Merger, Inc. bank term loan FRN Ser. B, 5s, 2017	985,577	984,345

Clear Channel Communications, Inc. bank term loan
FRN Ser. D, 6.9s, 2019	1,464,000	1,456,680

CPG International, Inc. bank term loan FRN
Ser. B, 4 3/4s, 2020	248,125	248,280

Getty Images, Inc. bank term loan FRN Ser. B,
4 3/4s, 2019	606,572	584,722

JC Penney Corp., Inc. bank term loan FRN 5s, 2019	400,000	400,200

Neiman Marcus Group, Ltd., Inc. bank term loan
FRN 4 1/4s, 2020	1,219,506	1,216,796

ROC Finance, LLC bank term loan FRN 5s, 2019	482,569	474,426

Travelport, LLC bank term loan FRN 9 1/2s, 2016	930,334	956,151

14 Putnam VT High Yield Fund

SENIOR LOANS (6.0%)* [c] cont.	Principal amount	Value

Consumer cyclicals cont.
Travelport, LLC bank term loan FRN 8 3/8s, 2016 ‡‡	$573,134	$578,435

Univision Communications, Inc. bank term loan FRN
4s, 2020	653,358	652,542

Yonkers Racing Corp. bank term loan FRN 4 1/4s, 2019	354,806	347,710

		11,102,372
Consumer staples (0.5%)
CEC Entertainment, Inc. bank term loan FRN
Ser. B, 4 1/4s, 2021	558,600	554,934

Del Monte Foods, Inc. bank term loan FRN 8 1/4s, 2021	380,000	372,400

H.J. Heinz Co. bank term loan FRN Ser. B2,
3 1/2s, 2020	529,650	533,289

Libbey Glass, Inc. bank term loan FRN Ser. B,
3 3/4s, 2021	340,000	339,575

Rite Aid Corp. bank term loan FRN 4 7/8s, 2021	310,000	313,197

		2,113,395
Energy (0.6%)
Fieldwood Energy, LLC bank term loan FRN 8 3/8s, 2020	785,000	809,812

Offshore Group Investment, Ltd. bank term loan
FRN Ser. B, 5 3/4s, 2019 (Cayman Islands)	232,063	230,805

Shelf Drilling Holdings, Ltd. bank term loan FRN
10s, 2018 ‡‡	765,000	780,300

Tervita Corp. bank term loan FRN Ser. B, 6 1/4s,
2018 (Canada)	602,375	604,096

		2,425,013
Financials (0.3%)
iStar Financial, Inc. bank term loan FRN Ser. A2,
7s, 2017 R	141,765	146,018

Nuveen Investments, Inc. bank term loan FRN
6 1/2s, 2019	900,000	907,554

		1,053,572
Health care (0.8%)
Ardent Medical Services, Inc. bank term loan FRN
6 3/4s, 2018	467,178	468,638

CHS/Community Health Systems, Inc. bank term loan
FRN Ser. D, 4 1/4s, 2021	537,300	540,490

Emergency Medical Services Corp. bank term loan
FRN Ser. B, 4s, 2018	558,321	558,670

Grifols Worldwide Operations USA, Inc. bank term
loan FRN 3.15s, 2021	533,663	532,729

Ortho-Clinical Diagnostics, Inc. bank term loan
FRN Ser. B, 4 3/4s, 2021	320,000	322,132

Par Pharmaceutical Cos., Inc. bank term loan FRN
Ser. B, 4s, 2019	524,020	523,692

Pharmaceutical Product Development, Inc. bank
term loan FRN Ser. B, 4s, 2018	329,729	330,415

Sheridan Holdings, Inc. bank term loan FRN
8 1/4s, 2021	165,000	168,506

		3,445,272
Technology (0.1%)
Avaya, Inc. bank term loan FRN Ser. B3, 4.727s, 2017	425,000	415,817

		415,817
Transportation (0.2%)
Air Medical Group Holdings, Inc. bank term loan
FRN 7 5/8s, 2018 ‡‡	750,000	750,000

		750,000
Utilities and power (0.4%)
Energy Future Intermediate Holding Co., LLC bank
term loan FRN 4 1/4s, 2016	295,000	296,844

Texas Competitive Electric Holdings Co., LLC bank
term loan FRN 4.651s, 2017	1,769,778	1,460,067

		1,756,911

Total senior loans (cost $24,082,092)		$24,282,375

COMMON STOCKS (2.6%)*			Shares	Value

Ally Financial, Inc. F			30,690	$733,798

American Axle & Manufacturing Holdings, Inc. †			29,022	548,226

CIT Group, Inc.			9,745	445,931

Dana Holding Corp.			18,095	441,880

DISH Network Corp. Class A †			9,125	593,855

Eclipse Resources Corp. †			20,151	506,395

Elizabeth Arden, Inc. †			11,205	240,011

EP Energy Corp. Class A †			31,460	725,153

General Motors Co.			20,292	736,600

Harry & David Holdings, Inc. †			780	105,690

Hilton Worldwide Holdings, Inc. †			44,678	1,040,997

Huntsman Corp.			26,890	755,609

Jarden Corp. †			7,040	417,824

Kodiak Oil & Gas Corp. †			45,575	663,116

Lone Pine Resources Canada, Ltd. (Canada) † F			24,322	2,432

Lone Pine Resources, Inc. Class A (Canada) † F			24,322	2,432

MeadWestvaco Corp.			18,470	817,482

MetLife, Inc.			5,899	327,748

Penn National Gaming, Inc. †			47,495	576,589

Service Corp. International			23,063	477,865

Tribune Co. Class 1C † F			93,841	23,460

Vantage Drilling Co. †			211,443	405,971

Total common stocks (cost $10,141,145)				$10,589,064

CONVERTIBLE PREFERRED STOCKS (0.6%)*			Shares	Value

American Tower Corp. Ser. A, $5.25 cv. pfd. † R			3,995	$424,968

Crown Castle International Corp. Ser. A,
$4.50 cv. pfd. R			3,850	391,738

EPR Properties Ser. C, $1.44 cv. pfd. R			34,707	797,720

MetLife, Inc. $1.25 cv. pfd.			10,405	332,544

United Technologies Corp. $3.75 cv. pfd.			7,600	495,444

Total convertible preferred stocks (cost $2,140,962)				$2,442,414

PREFERRED STOCKS (0.6%)*			Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.			1,082	$1,084,739

Citigroup, Inc. Ser. K, $1.719 pfd.			7,200	195,408

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.			26,210	715,533

M/I Homes, Inc. Ser. A, $2.438 pfd.			14,167	363,114

Total preferred stocks (cost $1,694,354)				$2,358,794

CONVERTIBLE BONDS AND NOTES (0.5%)*		Principal amount		Value

iStar Financial, Inc. cv. sr. unsec.
unsub. notes 3s, 2016 R			$598,000	$847,291

Jazz Technologies, Inc. 144A cv. unsec. notes 8s, 2018			559,000	609,310

XM Satellite Radio, Inc. 144A cv. company
guaranty sr. unsec. sub. notes 7s, 2014			367,000	697,071

Total convertible bonds and notes (cost $1,532,317)				$2,153,672

WARRANTS (0.1%)* †	Expiration date	Strike price	Warrants	Value

Charter Communications,
Inc. Class A	11/30/14	$46.86	37	$4,181

General Motors Co.	7/10/19	18.33	5,869	108,929

General Motors Co.	7/10/16	10.00	5,869	156,174

Tower Semiconductor, Ltd.
144A (Israel) F	6/30/15	1.70	192,571	—

Total warrants (cost $242,005)				$269,284

SHORT-TERM INVESTMENTS (4.4%)*			Shares	Value

Putnam Short Term Investment Fund 0.07% L			17,560,040	$17,560,040

Total short-term investments (cost $17,560,040)				$17,560,040

Total investments (cost $377,762,818)				$401,649,075

Putnam VT High Yield Fund 15

Key to holding’s currency abbreviations
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

Key to holding’s abbreviations
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
MTN	Medium Term Notes
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemp-
tion from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2014 through June 30, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $403,509,567.

† Non-income-producing security.

‡‡Income may be received in cash or additional securities at the discretion of the issuer.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $51,642 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 6/30/14 (aggregate face value $4,924,057) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Euro	Sell	9/17/14	$1,045,077	$1,037,144	$(7,933)

Barclays Bank PLC

	British Pound	Sell	9/17/14	1,239,643	1,213,649	(25,994)

Credit Suisse International

	Euro	Sell	9/17/14	1,444,344	1,435,976	(8,368)

Deutsche Bank AG

	Euro	Sell	9/17/14	401,732	399,533	(2,199)

State Street Bank and Trust Co.

	Canadian Dollar	Sell	7/17/14	696,996	671,389	(25,607)

	Euro	Sell	9/17/14	167,377	166,366	(1,011)

Total						$(71,112)

16 Putnam VT High Yield Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$1,573,091	$—	$—

Capital goods	548,226	—	—

Communication services	593,855	—	—

Consumer cyclicals	3,213,890	—	23,460

Consumer staples	240,011	105,690	—

Energy	2,300,635	—	4,864

Financials	773,679	733,798	—

Health care	477,865	—	—

Total common stocks	9,721,252	839,488	28,324

Convertible bonds and notes	$—	$2,153,672	$—

Convertible preferred stocks	495,444	1,946,970	—

Corporate bonds and notes	—	341,993,422	10

Preferred stocks	910,941	1,447,853	—

Senior loans	—	24,282,375	—

Warrants	265,103	4,181	—

Short-term investments	17,560,040	—	—

Totals by level	$28,952,780	$372,667,961	$28,334

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(71,112)	$—

Totals by level	$—	$(71,112)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund 17

Statement of assets and liabilities
6/30/14 (Unaudited)

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $360,202,778)	$384,089,035

Affiliated issuers (identified cost $17,560,040) (Notes 1 and 5)	17,560,040

Cash	629,653

Dividends, interest and other receivables	5,779,085

Receivable for shares of the fund sold	286,341

Receivable for investments sold	1,837,839

Prepaid assets	8,567

Total assets	410,190,560

Liabilities

Payable for investments purchased	4,788,743

Payable for shares of the fund repurchased	1,251,970

Payable for compensation of Manager (Note 2)	185,193

Payable for custodian fees (Note 2)	6,745

Payable for investor servicing fees (Note 2)	65,495

Payable for Trustee compensation and expenses (Note 2)	181,325

Payable for administrative services (Note 2)	644

Payable for distribution fees (Note 2)	24,937

Unrealized depreciation on forward currency contracts (Note 1)	71,112

Other accrued expenses	104,829

Total liabilities	6,680,993

Net assets	$403,509,567

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$431,967,619

Undistributed net investment income (Note 1)	9,938,534

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(62,213,346)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	23,816,760

Total — Representing net assets applicable to capital shares outstanding	$403,509,567

Computation of net asset value Class IA

Net assets	$278,418,399

Number of shares outstanding	39,545,070

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$7.04

Computation of net asset value Class IB

Net assets	$125,091,168

Number of shares outstanding	17,909,312

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$6.98

The accompanying notes are an integral part of these financial statements.

18 Putnam VT High Yield Fund

Statement of operations
Six months ended 6/30/14 (Unaudited)

Investment income

Interest (including interest income of $5,498 from investments in affi liated issuers) (Note 5)	$12,357,967

Dividends	202,453

Total investment income	12,560,420

Expenses

Compensation of Manager (Note 2)	1,090,753

Investor servicing fees (Note 2)	195,671

Custodian fees (Note 2)	12,969

Trustee compensation and expenses (Note 2)	12,337

Distribution fees (Note 2)	139,955

Administrative services (Note 2)	4,091

Other	97,558

Total expenses	1,553,334

Expense reduction (Note 2)	(1,300)

Net expenses	1,552,034

Net investment income	11,008,386

Net realized gain on investments (Notes 1 and 3)	4,073,525

Net realized loss on foreign currency transactions (Note 1)	(6,727)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(21,287)

Net unrealized appreciation of investments during the period	4,852,042

Net gain on investments	8,897,553

Net increase in net assets resulting from operations	$19,905,939

Statement of changes in net assets

	Six months ended	Year ended
	6/30/14*	12/31/13

Increase (decrease) in net assets

Operations:

Net investment income	$11,008,386	$23,989,245

Net realized gain on investments and foreign currency transactions	4,066,798	6,143,075

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	4,830,755	55,983

Net increase in net assets resulting from operations	19,905,939	30,188,303

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(17,017,900)	(21,459,376)

Class IB	(6,582,819)	(6,224,546)

Increase (decrease) from capital share transactions (Note 4)	21,008,050	(13,885,954)

Total increase (decrease) in net assets	17,313,270	(11,381,573)

Net assets:

Beginning of period	386,196,297	397,577,870

End of period (including undistributed net investment income of $9,938,534 and $22,530,867, respectively)	$403,509,567	$386,196,297

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Putnam VT High Yield Fund 19

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/14†	$7.13	.20	.16	.36	(.45)	(.45)	$7.04	5.20*	$278,418	.36*	2.85*	21*

12/31/13	7.09	.44	.11	.55	(.51)	(.51)	7.13	8.10	283,240.74		6.25	43

12/31/12	6.61	.48	.55	1.03	(.55)	(.55)	7.09	16.34	305,127.75		7.04	47

12/31/11	7.03	.51	(.37)	.14	(.56)	(.56)	6.61	1.85	283,942.74		7.57	57

12/31/10	6.64	.53	.38	.91	(.52)	(.52)	7.03	14.54	315,694.75		7.91	73

12/31/09	5.00	.47	1.81	2.28	(.64)	(.64)	6.64	50.92	310,578	.73[e]	8.29[e]	63

Class IB

6/30/14†	$7.07	.19	.15	.34	(.43)	(.43)	$6.98	5.02*	$125,091	.49*	2.72*	21*

12/31/13	7.03	.41	.12	.53	(.49)	(.49)	7.07	7.85	102,957.99		5.98	43

12/31/12	6.56	.46	.54	1.00	(.53)	(.53)	7.03	16.01	92,450	1.00	6.79	47

12/31/11	6.97	.49	(.36)	.13	(.54)	(.54)	6.56	1.75	96,535.99		7.34	57

12/31/10	6.60	.51	.37	.88	(.51)	(.51)	6.97	14.04	122,982	1.00	7.67	73

12/31/09	4.96	.46	1.80	2.26	(.62)	(.62)	6.60	50.79	116,853	.98[e]	8.05[e]	63

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.10% of average net assets.

The accompanying notes are an integral part of these financial statements.

20 Putnam VT High Yield Fund

Notes to financial statements 6/30/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2014 through June 30, 2014.

Putnam VT High Yield Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income.

The fund invests mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer). The fund may also invest in other debt instruments, including loans. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency

Putnam VT High Yield Fund 21

transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $71,112 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million ($315 million prior to June 27, 2014) unsecured committed line of credit and a $235.5 million ($185 million prior to June 27, 2014) unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% (0.02% prior to June 27, 2014) of the committed line of credit and 0.04% ($50,000 prior to June 27, 2014) of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2013, the fund had a capital loss carryover of $65,611,803 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$728,766	N/A	$728,766	12/31/14

28,491,807	N/A	28,491,807	12/31/16

36,391,230	N/A	36,391,230	12/31/17

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $378,431,159, resulting in gross unrealized appreciation and depreciation of $25,838,897 and $2,620,981, respectively, or net unrealized appreciation of $23,217,916.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

22 Putnam VT High Yield Fund

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 28.3% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.720%	of the first $5 billion,
0.670%	of the next $5 billion,
0.620%	of the next $10 billion,
0.570%	of the next $10 billion,
0.520%	of the next $50 billion,
0.500%	of the next $50 billion,
0.490%	of the next $100 billion and
0.485%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$139,050
Class IB	56,621

Total	$195,671

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements and were reduced by $1,300 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $235, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$139,955

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $93,821,439 and $79,426,361, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/14		Year ended 12/31/13		Six months ended 6/30/14		Year ended 12/31/13

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	2,449,075	$17,372,124	6,222,220	$43,197,470	4,393,484	$30,624,706	4,406,817	$30,273,451

Shares issued in connection with reinvestment
of distributions	2,480,743	17,017,900	3,160,438	21,459,376	966,640	6,582,819	922,155	6,224,546

	4,929,818	34,390,024	9,382,658	64,656,846	5,360,124	37,207,525	5,328,972	36,497,997

Shares repurchased	(5,129,242)	(36,444,824)	(12,687,307)	(88,070,823)	(2,017,708)	(14,144,675)	(3,911,963)	(26,969,974)

Net increase (decrease)	(199,424)	$(2,054,800)	(3,304,649)	$(23,413,977)	3,342,416	$23,062,850	1,417,009	$9,528,023

Putnam VT High Yield Fund 23

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Short Term Investment Fund*	$14,163,494	$54,693,887	$51,297,341	$5,498	$17,560,040

Total	$14,163,494	$54,693,887	$51,297,341	$5,498	$17,560,040

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6 — Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

Note 8 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$5,200,000

Warrants (number of warrants)	200,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange contracts	Receivables	$—	Payables	$71,112

Equity contracts	Investments	269,284	Payables	—

Total		$269,284		$71,112

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments
under ASC 815	Forward currency contracts	Total

Foreign exchange contracts	$(4,424)	$(4,424)

Total	$(4,424)	$(4,424)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants	Forward currency contracts	Total

Foreign exchange contracts	$—	$(19,776)	$(19,776)

Equity contracts	(52,739)	—	(52,739)

Total	$(52,739)	$(19,776)	$(72,515)

24 Putnam VT High Yield Fund

Note 9 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, see Note 1, if any. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

			Credit Suisse		State Street Bank and
	Bank of America N.A.	Barclays Bank PLC	International	Deutsche Bank AG	Trust Co.	Total

Assets:

Forward currency contracts #	$—	$—	$—	$—	$—	$—

Total Assets	$—	$—	$—	$—	$—	$—

Liabilities:

Forward currency contracts #	7,933	25,994	8,368	2,199	26,618	71,112

Total Liabilities	$7,933	$25,994	$8,368	$2,199	$26,618	$71,112

Total Financial and Derivative Net Assets	$(7,933)	$(25,994)	$(8,368)	$(2,199)	$(26,618)	$(71,112)

Total collateral received (pledged)†##	$—	$—	$—	$—	$—

Net amount	$(7,933)	$(25,994)	$(8,368)	$(2,199)	$(26,618)

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement. (Note 1)

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	545,333,593	24,865,496

Ravi Akhoury	545,906,178	24,292,911

Barbara M. Baumann	549,255,821	20,943,268

Jameson A. Baxter	548,878,213	21,320,877

Charles B. Curtis	548,266,326	21,932,764

Robert J. Darretta	548,954,413	21,244,676

Katinka Domotorffy	547,720,210	22,478,879

John A. Hill	548,926,132	21,272,957

Paul L. Joskow	548,318,739	21,880,351

Kenneth R. Leibler	549,128,017	21,071,073

Robert E. Patterson	548,989,554	21,209,535

George Putnam, III	548,805,405	21,393,685

Robert L. Reynolds	549,170,754	21,028,335

W. Thomas Stephens	548,523,544	21,675,546

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

47,505,490	1,701,818	3,428,902	—

A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:

Votes for	Votes against	Abstentions	Broker non-votes

507,595,281	19,452,349	43,151,459	—

All tabulations are rounded to the nearest whole number.

Putnam VT High Yield Fund 25

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2014, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2014, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2014 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2014. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements under the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. Shareholders also voted overwhelmingly to approve these fee arrangements again in early 2014, when they were asked to approve new management contracts (with the same fees and substantially identical other provisions) following the possible termination of the previous management contracts as a result of the death of the Honorable Paul G. Desmarais. (Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, which (directly and indirectly) is the majority owner of Putnam Management. Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust upon his death and this transfer, as a technical matter, may have constituted an “assignment” within the meaning of the 1940 Act, causing the Putnam funds’ management contracts to terminate automatically.)

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under

26 Putnam VT High Yield Fund

management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2013 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2013 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2013 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the second-best performing mutual fund complex for both 2013 and the five-year period ended December 31, 2013. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2013 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered available, the Trustees evaluated performance based on comparisons of their returns with the returns of selected investment benchmarks. In the case of your

Putnam VT High Yield Fund 27

fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper VP (Underlying Funds) — High Yield Funds) for the one-year, three-year and five-year periods ended December 31, 2013 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

1st	2nd	2nd

Over the one-year, three-year and five-year periods ended December 31, 2013, there were 110, 105 and 90 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

28 Putnam VT High Yield Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Marketing Services	Legal Counsel	Kenneth R. Leibler
Putnam Retail Management	Ropes & Gray LLP	Robert E. Patterson
One Post Office Square		George Putnam, III
Boston, MA 02109		Robert L. Reynolds
W. Thomas Stephens

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT High Yield Fund 29

This report has been prepared for the shareholders	H511
of Putnam VT High Yield Fund.	289183 8/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 27, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 27, 2014